================================================================================
                           THE COMMUNITY REINVESTMENT
                          ACT QUALIFIED INVESTMENT FUND

                                  ANNUAL REPORT

                                  MAY 31, 2002
================================================================================

              LETTER FROM CRAFUND ADVISORS TO OUR FUND SHAREHOLDERS
              -----------------------------------------------------

In the world of finance as well as the world of community development, this past year has been sadly historic - primarily for the way in which the events of September, 2001 reverberated through the markets and dampened progress in America's neediest communities. At CRAFund Advisors we too have been deeply affected by recent events, but we have continued to push forward to achieve the goals of our clients and shareholders. For this we are proud. And we stand more determined than ever.

MARKET COMMENTARY
-----------------

As the equity markets declined prior to September and then buckled following 9/11, fixed-income securities - as anticipated - fared favorably. However, the stock market's year-end rally and continued growth into the first quarter had a muffling effect on bond performance.

Bonds continued to be negatively impacted by the perceived growth in the US economy as evidenced by the release of 1st Quarter 2002 Gross Domestic Product. This information, of course, turned out to be an aberration, and once it became apparent that the long-awaited economic recovery would be less robust than anticipated, bonds were once again out-performing equities.

All along, anemic economic growth in conjunction with uncertainties caused by the events of September 11th led the Federal Reserve to lower and maintain its Fund's rate to a historically low 1.75%, where it still exists today.

Most recently, the bond market has been further supported by continuing weakness caused by corporate accounting scandals and profit concerns which have badly damaged investor confidence. Inflationary pressures remain benign and talk has even shifted to the risks of deflation being equal to those of inflation.

GAINING SPEED
-------------

For the fiscal year ended May 31, 2002, The CRA Qualified Investment Fund performed well.** The Fund's 12-month total return as of May 31, 2002, was 7.12%. By comparison, Morningstar's average one-year return for the same period for all intermediate bond funds was 6.60%, confirming the CRA Qualified Investment Fund can and does offer competitive returns when compared to other fixed-income mutual funds, the majority of which offer none of the Fund's unique social benefits.

The growth of the Fund's assets and number of shareholders has also picked up steam. From $44 million in assets at the start of the fiscal year to $171 million at year-end, the Fund has grown by almost 300%. We've expanded too, with investors representing 27 states from coast to coast, inclusive of some of the most recognizable banks, thrifts and limited purpose institutions in the country.

GETTING THE JOB DONE
--------------------

The growth of the CRA Qualified Investment Fund has brought those of us at CRAFund Advisors great pride. However, vision alone has not led to our success. It has been the pioneering spirit, trust and support of our shareholders that has allowed us to demonstrate the effectiveness of our unique investment approach. And for those shareholders, we believe their trust has paid off - by meeting their financial objectives and by doing the job we set out to do.

For financial institutions looking for assistance in meeting the qualified investment requirements of the Community Reinvestment Act, the Fund has proven an efficient alternative. In fact, each federal regulatory body has issued a CRA performance evaluation that deemed a bank's investment in the Fund to be CRA qualifying, and we believe that every shareholder institution that has undergone a CRA exam has earned credit from the regulators for its investment in the Fund.

BUILDING BRIDGES
----------------

Measured on a human scale, the Fund's investments have also generated high yields. This year, we have built many bridges between investing institutions and communities, families, and individuals in need of capital - for affordable housing, healthcare, job training and a host of other programs.

We've also been successful in identifying unique investment opportunities, nearly custom-tailored to the Fund. By pooling the assets of several investors, we have the resources and flexibility to partner with issuing authorities to purchase bonds that meet the Fund's financial objectives, and also offer strong social dividends targeted to our shareholders' own geographic areas.

WHAT'S IN STORE?
----------------

In the coming year, we anticipate a continued weakening of the U.S. dollar, which could negatively impact equities and bonds. In addition, slower-than-expected growth of the economy may further diminish the chances for a rallying stock market. The combined effect of these variables will likely allow fixed-income securities to once again outperform equities.

We're forecasting an "average" year for all investment classes with periodic volatility derived from the turbulent international political landscape. However, we believe that the CRA Qualified Investment Fund's portfolio of high-credit quality, fixed income securities - with yields in excess of treasuries - is situated well for the year ahead and, likely, well insulated from this volatility.

As the Fund's assets continue to grow, we expect to participate in interesting projects on the social side: more creation of securities specifically targeted to our shareholders' needs, more public/private partnerships aimed at community development; and as more non-bank investors join the shareholder ranks, we expect to see projects with wider reaching geographic impact - beyond the scope of a single region.

OUR PROMISE
-----------

While the addition of foundations and non-profit organizations, as well as the aggregation of investors' assets will provide unique investment opportunities and will add diversity to the portfolio, the fundamental makeup of the portfolio will remain unchanged.

The CRA Qualified Investment Fund will continue to demonstrate that Direct Impact Investing works. We will demonstrate that shareholders do not need to take undue credit risk to earn competitive returns...do not have to sacrifice performance to make a positive social impact...do not have to give up liquidity to meet compliance guidelines...and do not have to spend additional resources to identify direct impact investments in their own communities. CRAFund Advisors, through the CRA Qualified Investment Fund, continues to position itself as an innovative source of capital for community development, fulfilling its original promise to efficiently and effectively bridge the gap between financial institutions and neighborhood revitalization.

At CRAFund Advisors we have the resources in place to perform for our investors. And we're grateful for the opportunity to work with you. We look forward to the year ahead.


Sincerely,


Todd J. Cohen                                                   Neil Solomon
Principal & Fund Manager                                        Principal


*This letter is intended for the CRA Qualified Investment Fund's shareholders. It may not be distributed to prospective investors unless it is preceded by or accompanied by the current Fund prospectus.

**Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

THE COMMUNITY REINVESTMENT ACT QUALIFIED INVESTMENT FUND

(COMPARISON OF $250,000 INVESTMENT AT AUGUST 30, 1999)


                                                                    One year ending May    August 30, 1999 through
Annual Total Return                                                       31, 2002              May 31, 2001*
-------------------                                                    -------------            -------------
The Community Reinvestment Act Qualified Investment Fund                   7.12%                    6.98%
Merrill Lynch U.S. Domestic Master Index                                   8.05%                    8.65%
The Community Reinvestment Act Qualified Investment Fund
Composite Index                                                            8.09%                    8.68%

[GRAPHIC OMITTED]

                                                  5-31-2001
                                                  ---------
CRA Qualified Investment Fund                      $301,025
Merrill Lynch U.S. Domestic Master Index           $314,125
CRA Fund Composite Index                           $314,400

The above illustration compares a $250,000 investment made in the Portfolio and a broad based index, the Merrill Lynch Domestic master Index (the "Domestic Master Index"), since 08/30/99 (inception date). The Domestic master index is Merrill Lynch's flagship indicator of the performance of the investment grade U.S. domestic bond market. The Domestic Master Index is comprised of outstanding debt of the U.S. Treasury, Note and Bond, U.S. Agency, Mortgage Pass-through and U.S. Investment Grade Corporate Bond markets. In general, the Advisor believes that the Domestic Master Index is a good proxy for use as a comparison to the Portfolio's performance. However, the Advisor believes that there are differences between the portfolio of investments of the Domestic Master Index and the Portfolio. To supplement the performance comparison, the Portfolio's Advisor compiled The Community Reinvestment Act Qualified Investment Fund Composite Index ("Composite Index") which more closely tracks the asset allocation of the Portfolio. The Composite Index is comprised of 70% in Mortgage Master Index, 20% in A-Rated (or better) U.S. Corporate Bonds and 10% in U.S. Treasury Bills Index.

Past performance can not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

* Annualized

THE COMMUNITY REINVESTMENT ACT
QUALIFIED INVESTMENT FUND
ANNUAL REPORT
SCHEDULE OF INVESTMENTS                                             MAY 31, 2002
--------------------------------------------------------------------------------
                                                     PRINCIPAL           VALUE
                                                     ---------           -----
AGENCY OBLIGATIONS -- 66.98%

FANNIE MAE POOL -- 24.97%
POOL #259165, 7.00%, 02/01/31                       $    383,040    $    395,914
POOL #259192, 6.50%, 04/01/31                          1,674,483       1,702,157
POOL #375549, 6.60%, 12/01/07                          4,913,903       5,216,319
POOL #380307, 6.53%, 06/01/16                            245,375         257,678
POOL #380751, 6.08%,10/01/16                           1,241,857       1,261,957
POOL #382284, 7.92%, 03/01/18 +                          491,781         544,353
POOL #382470, 8.14%, 07/01/18 +                          926,927       1,034,914
POOL #383446, 6.39%, 04/01/19                          1,090,970       1,135,214
POOL #383783, 6.38%, 05/01/11                          1,238,204       1,299,793
POOL #384215, 6.20%, 09/01/16 +                        1,184,390       1,175,507
POOL #385012, 6.84%, 04/01/20 +                        4,596,838       4,748,073
POOL #385051, 6.89%, 05/01/20 +                        2,405,000       2,524,048
POOL #385052, 6.89%, 05/01/20 +                          768,000         806,016
POOL #532443, 7.50%, 02/01/30                            954,037         998,209
POOL #537727, 8.00%, 04/01/30                            168,541         178,908
POOL #548812, 8.00%, 08/01/30                            252,457         267,985
POOL #548870, 7.50%, 09/01/30                            274,642         287,358
POOL #552795, 7.50%, 06/01/30                            531,460         556,745
POOL #552810, 7.00%, 03/01/31                            937,504         969,013
POOL #601826, 6.50%, 09/01/31                          1,082,680       1,100,573
POOL #607240, 6.50%, 10/01/31                            605,421         615,426
POOL #614014, 6.00%, 11/01/31                          1,882,482       1,868,947
POOL #614022, 6.00%, 11/01/31                            900,884         894,407
POOL #624093, 6.00%, 02/01/32                          1,423,203       1,412,970
POOL #624108, 6.00%, 03/01/32                          1,172,773       1,164,332
POOL #624109, 6.50%, 03/01/32                          1,764,271       1,793,279
POOL #632485, 6.50%, 01/01/32                          2,460,038       2,500,695
POOL #632497, 6.50%, 02/01/32                            839,027         852,823
POOL #632775, 5.37%, 01/01/32                          1,077,082       1,091,632
POOL #641885, 6.50%, 03/01/32                          1,089,031       1,106,937
POOL #TBA, 6.33%, 08/01/32 +                             630,315         633,214
POOL #TBA, 6.33%, 08/01/32 +                           2,343,040       2,352,178
                                                                    ------------
FANNIE MAE POOL TOTAL (COST $41,839,530)                              42,747,574
                                                                    ------------

FHA PROJECT LOANS --9.26%
CHARTER ALLIANCE 1982, 7.40%, 11/01/20 +               2,804,073       2,804,073
LOAN #031-43178, 8.40%, 05/01/30 +                     4,887,016       5,140,652
LOAN #071-35591, 7.34%, 09/01/30 +                     1,231,779       1,267,131
LOAN #114-35008, 8.36%, 03/01/10 +                     1,287,905       1,294,345
REILLY 130, 7.43%, 03/01/21 +                          3,337,316       3,337,316
WM 2002-1, 7.43%, 08/01/19 +                           2,000,000       2,000,000
                                                                    ------------
FHA PROJECT LOANS TOTAL (COST $15,929,036)                            15,843,517
                                                                    ------------

THE COMMUNITY REINVESTMENT ACT
QUALIFIED INVESTMENT FUND
ANNUAL REPORT
SCHEDULE OF INVESTMENTS                                             MAY 31, 2002
--------------------------------------------------------------------------------
                                                     PRINCIPAL           VALUE
                                                     ---------           -----
FREDDIE MAC (GOLD) POOL -- 8.93%
POOL #C38992, 6.50%, 12/01/29                       $  1,086,354    $  1,109,313
POOL #C39027, 7.00%, 12/01/29                          1,156,344       1,195,465
POOL #C41299, 7.50%, 08/01/30                            646,665         676,052
POOL #C43597, 7.50%, 09/01/30                            352,901         368,938
POOL #C50755, 6.50%, 03/01/31                            804,716         818,715
POOL #C54246, 6.50%, 07/01/31                          1,118,893       1,138,357
POOL #C58863, 6.50%, 09/01/31                          1,041,754       1,060,139
POOL #C59148, 6.50%, 10/01/31                            967,398         984,227
POOL #C61762, 6.00%, 12/01/31                            930,789         924,228
POOL #C61764, 6.50%, 12/01/31                          1,166,980       1,187,280
POOL #C63392, 6.50%, 01/01/32                          1,204,236       1,225,165
POOL #C64625, 6.50%, 02/01/32                          1,169,351       1,189,673
POOL #C65420, 6.50%, 03/01/32                          1,030,181       1,048,084
POOL #C66762, 6.50%, 05/01/32                          1,026,667       1,044,509
POOL #C66763, 6.50%, 05/01/32                          1,292,258       1,314,716
                                                                    ------------
FREDDIE MAC (GOLD) POOL TOTAL (COST $15,105,102)                      15,284,861
                                                                    ------------

GINNIE MAE I POOL -- 21.49%
POOL #383872, 7.00%, 5/15/32 +                           860,000         909,708
POOL #465598, 7.745%, 10/15/35                           277,536         301,472
POOL #492249, 8.50%, 12/15/27                          1,051,113       1,158,575
POOL #514702, 8.25%, 12/15/32                          1,670,486       1,838,386
POOL #520369, 7.5% ,12/15/29                             343,497         361,921
POOL #537492, 6.59%, 05/15/37 +                        3,102,400       3,193,611
POOL #543839, 7.00%, 10/15/31                            748,695         786,899
POOL #547863, 7.50%, 05/15/33                            527,571         574,099
POOL #559221, 7.00%, 01/15/32                            501,094         525,980
POOL #559235, 7.50%, 05/15/32 +                          840,000         918,372
POOL #565418, 7.15%, 08/15/31                          1,282,187       1,363,378
POOL #565424, 7.00%, 07/15/20                            529,249         554,192
POOL #569132, 7.07%, 01/15/35                            666,089         703,773
POOL #571999, 7.25%, 11/15/28                            621,509         663,779
POOL #572002, 7.25%, 01/15/25                          1,731,752       1,844,780
POOL #572704, 6.35%, 01/15/32                          2,349,910       2,363,347
POOL #576413, 6.90%, 04/15/32                            427,263         444,860
POOL #577845, 6.87%, 04/15/32                          2,867,603       2,979,671
POOL #582048, 6.50%, 01/15/32                          1,510,871       1,537,878
POOL #582051, 6.00%, 01/15/32                          1,307,976       1,300,292
POOL #TBA, 6.64%, 10/15/43 +                          11,648,300      11,708,871
POOL #TBA, 6.71%, 06/15/32 +                             725,500         752,706
                                                                    ------------
GINNIE MAE I POOL TOTAL (COST $36,303,820)                            36,786,550
                                                                    ------------

GINNIE MAE II POOL -- 2.33%
POOL #530133, 7.50%, 05/20/30                            282,287         295,730
POOL #530199, 7.00%, 03/20/31                          1,501,574       1,551,559
POOL #539778, 6.50%, 04/20/31                          1,375,239       1,393,940
POOL #547302, 7.50%, 02/20/31                            720,624         754,888
                                                                    ------------
GINNIE MAE II POOL TOTAL (COST $3,974,182)                             3,996,117
                                                                    ------------

TOTAL AGENCY OBLIGATIONS (COST $113,151,670)                         114,658,619

THE COMMUNITY REINVESTMENT ACT
QUALIFIED INVESTMENT FUND
ANNUAL REPORT
SCHEDULE OF INVESTMENTS                                             MAY 31, 2002
--------------------------------------------------------------------------------
                                                     PRINCIPAL           VALUE
                                                     ---------           -----
MUNICIPAL BONDS -- 22.99%

CALIFORNIA -- 1.07%
El Cajon Redevelopment Agency/CA, 7.60%,
   10/01/20                                         $    525,000    $    568,470
San Diego Redevelopment Agency/CA, 6.25%,
   09/01/13                                            1,240,000       1,261,898
                                                                    ------------
CALIFORNIA TOTAL                                                       1,830,368
                                                                    ------------

FLORIDA -- 2.54%
Florida Housing Finance Corporation, 6.85%,
   04/01/21                                              355,000         355,000
Miami Beach, 7.00%, 12/01/22                           1,500,000       1,542,420
Miami-Dade County Housing Finance Authority,
   6.75%, 08/12/17                                       935,000         952,120
Miami-Dade County Housing Finance Authority,
   7.15%, 01/01/19                                       605,000         623,658
Orange County Housing Finance Authority, VRN,
   07/15/34                                              880,000         880,000
                                                                    ------------
FLORIDA TOTAL                                                          4,353,198
                                                                    ------------

GEORGIA -- 0.19%
Atlanta (City of), 6.93%, 08/01/08                       325,000         331,013
                                                                    ------------

INDIANA -- 1.82%
Indiana Housing Finance Authority, 7.34%,
   07/01/30                                            3,000,000       3,121,380
                                                                    ------------

LOUISIANA -- 0.59%
Louisiana Housing Finance Agency, 5.04%,
   06/01/33                                            1,000,000       1,004,670
                                                                    ------------

MASSACHUSETTS -- 0.22%
Massachusetts Development Finance Agency, 9.00%,
   06/20/31                                              350,000         383,208
                                                                    ------------

MISSOURI -- 0.15%
Missouri Housing Development Commission, 6.67%,
   03/01/29                                              245,000         250,853
                                                                    ------------

NEW YORK -- 0.53%
Utica New York (City of), 7.38%, 08/01/05                225,000         226,055
Utica New York (City of), 7.72%, 08/01/09                225,000         225,716
Utica New York (City of), 7.90%, 08/01/12                450,000         451,210
                                                                    ------------
NEW YORK TOTAL                                                           902,981
                                                                    ------------

PENNSYLVANIA -- 3.96%
Philadelphia Redevelopment Authority, 2.91%,
   04/15/03                                            2,075,000       2,072,323
Philadelphia Redevelopment Authority, 4.60%,
   04/15/05                                            2,000,000       2,011,080
Philadelphia Redevelopment Authority, 5.30%,
   04/15/07                                            2,675,000       2,693,029
                                                                    ------------
PENNSYLVANIA TOTAL                                                     6,776,432
                                                                    ------------

TEXAS -- 7.73%
Bexar County Housing Finance Corp., 5.00%,
   12/01/05                                              510,000         501,524
Bexar County Housing Finance Corp., 5.50%,
   02/20/09                                              365,000         363,427
Bexar County Housing Finance Corp., 5.625%,
   01/01/07                                              300,000         302,448
Harris County Housing Finance Corp., 7.05%,
   08/20/25                                            2,816,000       2,885,724
Nueces County Housing Finance Corp., 8.25%,
   07/01/05                                              305,000         323,099
Tarrant County Housing Finance Corp., 4.50%,
   12/01/05                                              330,000         328,525
Texas Department of Housing & Community Affairs,
   7.01%, 09/01/26                                     8,500,000       8,535,615
                                                                    ------------
TEXAS TOTAL                                                           13,240,362
                                                                    ------------

UTAH -- 0.50%
Utah Housing Corp, 6.21%, 07/20/18                       850,000         854,241
                                                                    ------------

VIRGINIA -- 0.45%
Virginia Housing Development Authority, 7.00%,
   01/01/22                                         $    750,000    $    764,595
                                                                    ------------

THE COMMUNITY REINVESTMENT ACT
QUALIFIED INVESTMENT FUND
ANNUAL REPORT
SCHEDULE OF INVESTMENTS                                             MAY 31, 2002
--------------------------------------------------------------------------------
                                                      PRINCIPAL         VALUE
                                                      ---------         -----
WASHINGTON -- 3.24%
Washington State, 6.64%, 01/01/07                      3,545,000       3,766,456
Washington State Housing Finance Commission,
   6.70%, 07/15/18                                     1,755,000       1,775,569
                                                                    ------------
WASHINGTON TOTAL                                                       5,542,025
                                                                    ------------

TOTAL MUNICIPAL BONDS (COST $39,075,463)                              39,355,326
                                                                    ------------

MISCELLANEOUS INVESTMENTS -- 6.45%                     SHARES
                                                       ------
Asset Management Fund Adjustable Rate Mortgage
   Portfolio                                             244,992       2,437,668
Asset Management Fund Ultra Short Portfolio              302,898       3,022,918
Evergreen Money Market Trust Institutional
   Shares                                              5,386,248       5,386,248
Louisville Community Development, 1.98%,
   05/13/03                                              100,000         100,000
Self Help Credit Union, 3.87%, 07/04/02                  100,000         100,000
                                                                    ------------
TOTAL MISCELLANEOUS INVESTMENTS
   (COST $11,044,384)                                                 11,046,834
                                                                    ------------

TOTAL INVESTMENTS (COST $163,271,517) -- 96.42%                      165,060,779
ASSETS IN EXCESS OF LIABILITIES -- 3.58%                               6,132,454
                                                                    ------------
NET ASSETS -- 100%                                                  $171,193,233
                                                                    ============

+ Securities for which market quotations are not readily available are valued at fair value as determined by the Advisor using independent third party sources. Such values are approved on a quarterly basis by the Board of Trustees. The total fair value of such securities at May 31, 2002 is $47,145,088 which represents 27.54% of total net assets.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE COMMUNITY REINVESTMENT ACT
QUALIFIED INVESTMENT FUND
ANNUAL REPORT
STATEMENT OF ASSETS AND LIABILITIES                                 MAY 31, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at market (identified cost $ 163,271,517)           $165,060,779
   Receivables:
      Interest and dividends                                           1,551,760
      Fund shares purchased                                            4,750,000
      Investment securities sold and principal
       paydowns                                                       16,585,786
   Prepaid Expenses                                                        4,812
                                                                    ------------
             Total assets                                            187,953,137
                                                                    ------------

LIABILITIES:
   Payables:
      Investment securities purchased                                 16,348,615
      Accrued distribution fees                                           27,637
      Distributions payable                                              322,428
      Accrued expenses                                                    55,618
      Advisory fees due to Advisor                                         5,606
                                                                    ------------
             Total liabilities                                        16,759,904
                                                                    ------------

NET ASSETS                                                          $171,193,233
                                                                    ============

NET ASSETS CONSIST OF:
      Paid-in Capital                                               $169,546,149
      Distributable earnings, net                                      1,647,084
                                                                    ------------

Net Assets (Unlimited shares of no par value
  authorized; 16,470,904 shares outstanding)                        $171,193,233
                                                                    ============

Net Asset Value and offering price per share                        $      10.39
                                                                    ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE COMMUNITY REINVESTMENT ACT
QUALIFIED INVESTMENT FUND
ANNUAL REPORT
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                        $  4,868,917
   Dividends                                                             57,193
                                                                   ------------
             Total investment income                                  4,926,110
                                                                   ------------

EXPENSES:
   Investment advisory fees                                             389,857
   Accounting and administration fees                                    76,990
   Professional fees                                                    153,824
   Insurance expense                                                     44,001
   Custodian fees                                                        14,082
   Trustee fees                                                          70,800
   Printing expense                                                       1,801
   Distribution fees                                                    194,928
   Other                                                                 29,303
                                                                   ------------
   Total expenses before fee waivers                                    975,586
      Fees waived by Advisor                                           (192,521)

                                                                   ------------
      Total net expenses                                                783,065
                                                                   ------------

   Net investment income                                              4,143,045
                                                                   ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                                      48,306
   Net change in unrealized appreciation
     investments                                                      1,494,074
                                                                   ------------
                                                                      1,542,380
                                                                   ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  5,685,425
                                                                   ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE COMMUNITY REINVESTMENT ACT
QUALIFIED INVESTMENT FUND
ANNUAL REPORT
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                               FOR THE YEAR       FOR THE YEAR
                                                  ENDED               ENDED
                                               MAY 31, 2002       MAY 31, 2001
                                              --------------     --------------
Increase in Net Assets
Operations:
   Net investment income                      $    4,143,045     $    1,289,972
   Net realized gain on investments                   48,306             98,977
   Net change in unrealized appreciation
    on investments                                 1,494,074            426,819
                                              --------------     --------------
Net increase in net assets resulting
  from operations                                  5,685,425          1,815,768
                                              --------------     --------------

Distributions to shareholders from:
   Net investment income                          (4,143,045)        (1,289,714)
   Realized capital gains
      Short-term gains                              (193,409)                --
      Long-term gains                                (71,789)                --
                                              --------------     --------------
             Total distributions                  (4,408,243)        (1,289,714)


Increase in net assets from Fund share
  transactions (Note 2)                          125,799,682         33,881,138
                                              --------------     --------------

Increase in net assets                           127,076,864         34,407,192

NET ASSETS:
   Beginning of period                            44,116,369          9,709,177
                                              --------------     --------------
   End of period                              $  171,193,233     $   44,116,369
                                              ==============     ==============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE COMMUNITY REINVESTMENT ACT
QUALIFIED INVESTMENT FUND
ANNUAL REPORT
FINANCIAL HIGHLIGHTS
Per Share Data (For a Share Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                    FOR THE YEAR     FOR THE YEAR     FOR THE PERIOD
                                                       ENDED             ENDED             ENDED
                                                    MAY 31, 2002      MAY 31, 2001     MAY 31, 2000*
                                                    ------------      ------------      ------------

NET ASSET VALUE, BEGINNING OF PERIOD                $      10.24      $       9.77      $      10.00
                                                    ------------      ------------      ------------

INVESTMENT OPERATIONS:
   Net investment income                                    0.53              0.58              0.36
   Net realized and unrealized gain (loss) on
      investments                                           0.19              0.47             (0.23)
                                                    ------------      ------------      ------------
      Total from investment operations                      0.72              1.05              0.13
                                                    ------------      ------------      ------------

Distributions from:
   Net investment income                                   (0.53)            (0.58)            (0.36)
   Net realized gains                                      (0.04)               --                --
                                                    ------------      ------------      ------------
             Total distributions                           (0.57)            (0.58)            (0.36)

NET ASSET VALUE, END OF PERIOD                      $      10.39      $      10.24      $       9.77
                                                    ============      ============      ============

TOTAL RETURN                                                7.12%            10.96%             1.30%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)             $    171,193      $     44,116      $      9,709
   Ratio of expenses to average net assets:
        Before advisory fee waiver                          1.25%             2.34%             8.02%1
        After advisory fee waiver                           1.00%             1.00%             1.00%1
   Ratio of net investment income to average net
    assets:
        Before advisory fee waiver                          5.04%             4.84%             2.39%1
        After advisory fee waiver                           5.29%             6.18%             6.33%1
   Portfolio turnover rate                                104.65%            59.32%            98.58%

* The investment portfolio commenced operations on August 30, 1999.
1  Annualized

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE COMMUNITY REINVESTMENT ACT QUALIFIED INVESTMENT FUND
ANNUAL REPORT
NOTES TO FINANCIAL STATEMENTS                                       MAY 31, 2002
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Community Reinvestment Act Qualified Investment Fund (the "Fund") was organized as a Delaware business trust on January 15, 1999. The Fund is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end investment company. The Fund is a non-diversified fund. The Fund is organized to offer a single class of shares of beneficial interest. The initial capitalization of the Fund, $100,000, was provided on June 3, 1999 by CRAFund Advisors, Inc., (the "Advisor"). The Fund commenced investment operations on August 30, 1999.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principals generally accepted in the United States of America for investment companies.

SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last reported bid price. Debt securities are valued by using market bid quotations or independent pricing services which use bid prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. When market quotations are not readily available, securities and other assets are valued at fair value as determined by the Advisor using independent third party sources. Such values are approved on a quarterly basis by the Board of Trustees. Short-term obligations having a maturity of 60 days or less are valued at amortized cost or original cost plus accrued interest, which the Board of Trustees believes represents fair market value. Discounts and premiums on debt securities are amortized to income over their prospective lives, using the interest method. Management believes all investments are liquid.

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements from broker-dealers, banks and other financial institutions, provided that the Fund's custodian always has possession of the securities serving as collateral for the repurchase agreements or has proper evidence of book entry receipt of the securities. In a repurchase agreement, the Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified time and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All repurchase agreements entered into by the Fund must be collateralized by U.S. Government securities, the market values of which equal or exceed 102% of the principal amount of the Fund's investment.

INVESTMENT INCOME AND SECURITIES TRANSACTIONS. Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income is recognized on an accrual basis. The Fund is considered non-diversified due to significant holdings in Fannie Mae, Freddie Mac and Ginnie Mae mortgage backed securities, FHA Project Loans and certain state municipal bonds. Investments in these issues could represent a concentration of credit risk.

THE COMMUNITY REINVESTMENT ACT QUALIFIED INVESTMENT FUND
ANNUAL REPORT
NOTES TO FINANCIAL STATEMENTS                                       MAY 31, 2002
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FEDERAL INCOME TAXES. It is the policy of the Fund to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income are declared and paid monthly and distributable net realized capital gains, if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principals generally accepted in the United States of America.

USE OF ESTIMATES. In preparing financial statements in conformity with accounting principals generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund for the year ended May 31, 2002 were as follows:

                                                  SHARES             AMOUNT
    Shares sold .......................          12,238,211      $  126,673,958
    Shares reinvested .................             168,424           1,749,705
    Redeemed ..........................            (243,155)         (2,623,981)
                                             --------------      --------------
    Net Increase ......................          12,163,480      $  125,799,682
                                             ==============      ==============

Transactions in shares of the Fund for the year ended May 31, 2001 were as follows:

                                                  SHARES             AMOUNT
    Shares sold .......................           3,267,692      $   33,411,468
    Shares reinvested .................              54,045             552,400
    Redeemed ..........................              (8,001)            (82,730)
                                             --------------      --------------

    Net Increase ......................           3,313,736      $   33,881,138
                                             ==============      ==============

THE COMMUNITY REINVESTMENT ACT QUALIFIED INVESTMENT FUND
ANNUAL REPORT
NOTES TO FINANCIAL STATEMENTS                                       MAY 31, 2002
--------------------------------------------------------------------------------
NOTE 3 - INVESTMENT TRANSACTIONS

The  aggregate  purchases  and  sales  of  investments,   excluding   short-term
investments, by the Fund for the year ended May 31, 2002, were as follows:

    Purchases:
             U.S. Government ..........      $         --
             Other.....................       199,085,709
    Sales:
             U.S. Government...........                --
             Other ....................        84,047,477

Cost of securities for tax purposes is substantially the same as for financial reporting purposes.

At May 31, 2002, gross unrealized appreciation (depreciation) of investments for tax purposes were as follows:

    Appreciation ......................      $  1,970,928
    Depreciation ......................          (181,666)
                                             ------------
    Net appreciation on investments ...      $  1,789,262
                                             ============

NOTE 4 - ADVISORY AND DISTRIBUTION FEES

The Fund has entered into an Advisory Agreement with CRAFund Advisors, Inc., a registered investment advisor, to provide the Fund with investment management services. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily, and paid monthly at the annual rate of 0.50% as applied to the Funds' daily net assets. For the year ended May 31, 2002, the Advisor waived advisory fees of $192,521.

     The Fund has adopted a distribution plan (the "Plan"), pursuant to Rule 12b-1 under the Act which permits the Fund to pay certain expenses associated with the distribution of its shares. The Plan provides that the Fund will reimburse the distributor for actual distribution and shareholder servicing expenses incurred by the distributor not exceeding, on an annual basis, 0.25% of the Fund's average daily net assets. For the year ended May 31, 2002, the Fund incurred distribution expenses of $194,928.

     For the year ended May 31, 2002 the Advisor contractually agreed to reimburse the Fund to the extent total annualized expenses will be no more than 1.00% of the Fund's average daily net assets. For the year ended May 31, 2002, the Fund did not incur any expenses (other than advisory) reimbursable by the Advisor.

   Certain trustees and officers of the Fund are affiliated with the Advisor.

THE COMMUNITY REINVESTMENT ACT QUALIFIED INVESTMENT FUND
ANNUAL REPORT
NOTES TO FINANCIAL STATEMENTS                                       MAY 31, 2002
--------------------------------------------------------------------------------

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

     As of May 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed capital gain/(loss), net                   $   (142,178)
Unrealized appreciation/(depreciation), net                 1,789,262
                                                         ------------
                   Distributable Earnings, Net           $  1,647,084
                                                         ============

     The tax composition of dividends (other than return of capital dividends for the year) was as follows:

Ordinary income                                          $  4,336,541

Unrealized appreciation/(depreciation), net              $     71,702

================================================================================
[LOGO]
KPMG

     1600 Market Street
     Philadelphia, PA 19103-7279

                           Independent Auditors' Report

The Trustees and Shareholders
The Community Reinvestment Act Qualified Investment Fund:

We have audited the accompanying statement of assets and liabilities of The Community Reinvestment Act Qualified Investment Fund (the Fund), including the schedule of investments, as of May 31, 2002, and the related statement of operations, for the year then ended, and statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period from August 30, 1999 (commencement of operations) through May 31, 2000. these financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we Plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining. on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period then ended and for the period from August 31, 1999 (commencement of operations) through May 31, 2000, in conformity with accounting principles generally accepted in the United states of America.

                                        KPMG LLP

JULY 5, 2002

[LOGO]   KPMG, LLP. KPMG LLP. a U.S.
         limited liability partnership, is
         a member of KPMG International,
         a Swiss association.

                        TRUSTEES AND OFFICERS INFORMATION

     The business and affairs of The Community Reinvestment Act Qualified Investment Fund (the "Trust") are managed under the direction of the Trust's Board of Trustees in accordance with the laws of the State of Delaware and the Trust's Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act") are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees." The Trust's Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling the Trust toll-free at 1-877-272-1977.

                                                Term of                                   Number of
                                              Office and                                Portfolios in
                               Position(s)     Length of                                 Fund Complex
                               Held with         Time        Principal Occupation(s)       Overseen         Other Directorships
Name, Address and Age1         The Trust        Served        During Past 5 Years         by Trustee3         Held by Trustee4
---------------------          ---------        ------        -------------------         ----------          ---------------
-------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
John E. Taylor                Chairman of       6/1/99    President and Chief                 1
Age 52                        the Board                   Executive Officer, National
                              and Trustee                 Community Reinvestment
                                                          Coalition, January 1992
                                                          to present.

D. Keith Cobb                    Trustee        6/1/99    Retired Private Investor;           1
Age 61                                                    Vice Chairman and Chief
                                                          Executive Officer, Alamo
                                                          Rent A Car, Inc.(auto
                                                          rentals), 1995-1997;
                                                          National Managing Partner
                                                          - Financial Services, KPMG
                                                          Peat Marwick (certified
                                                          public accountants),
                                                          1993-1995.

Burton Emmer                     Trustee        6/1/99    Assistant to Chief Executive        1
Age 65                                                    Officer, CHS Electronics,
                                                          Inc., October 1998 to
                                                          December 2000; Partner, Grant
                                                          Thornton LLP (certified
                                                          public accountants), August
                                                          1979 to August 1998.

                                                Term of                                   Number of
                                              Office and                                Portfolios in
                               Position(s)     Length of                                 Fund Complex
                               Held with         Time        Principal Occupation(s)       Overseen         Other Directorships
Name, Address and Age1         The Trust        Served        During Past 5 Years         by Trustee3         Held by Trustee4
---------------------          ---------        ------        -------------------         ----------          ---------------
-------------------------------------------------------------------------------------------------------------------------------
Heinz Riehl                      Trustee        6/1/99    President, Riehl World              1
Age 66                                                    Training & Consulting, Inc.
                                                          (bank consulting), 1996 to
                                                          present; Faculty  Member,
                                                          New York University, 1982
                                                          to present; Senior Vice
                                                          President, Citibank, until
                                                          1996; Member, Foreign
                                                          Exchange Committee, New
                                                          York Federal Reserve Bank,
                                                          1980-1995.

Irvin M. Henderson               Trustee       6/26/00    President and CEO, Henderson        1
Age 46                                                    & Company, 1993 to present;
                                                          Director, National Community
                                                          Reinvestment Coalition;
                                                          Director, Woodstock Institute;
                                                          President, Community
                                                          Reinvestment Association
                                                          of North  Carolina;
                                                          Director, North Carolina
                                                          Fair Housing.

Robert Orrin Lehrman             Trustee       9/29/00    President and CEO, Community        1
Age 67                                                    Bankers Association of New
                                                          York State, August 1984
                                                          until January 1997;
                                                          self-employed attorney
                                                          and business consultant
                                                          from January  1997 to
                                                          present.

INTERESTED TRUSTEES
-------------------
David A. Zwick5                  Trustee        6/1/99    Senior Managing Director,           1
Age 36                                                    Mesirow Financial
                                                          (broker-dealer) since
                                                          December 2000; Secretary,
                                                          Treasurer and Director,
                                                          SunCoast Capital Group, Ltd.
                                                          (broker-dealer) from December
                                                          1992 until December 2000;
                                                          Director, CRAFund Advisors,
                                                          Inc. Advisor since November
                                                          1998.

                                                Term of                                   Number of
                                              Office and                                Portfolios in
                               Position(s)     Length of                                 Fund Complex
                               Held with         Time        Principal Occupation(s)       Overseen         Other Directorships
Name, Address and Age1         The Trust        Served        During Past 5 Years         by Trustee3         Held by Trustee4
---------------------          ---------        ------        -------------------         ----------          ---------------
-------------------------------------------------------------------------------------------------------------------------------
Todd J. Cohen6                Trustee and       6/1/99    President and Director,            1
Age 36                         President                  CRAFund Advisors, Inc.
                                                          since November 1998;
                                                          President, SunCoast Capital
                                                          Group, Ltd.(broker-dealer)
                                                          from December 1992 until
                                                          December 2000.

OFFICERS
Neil M. Solomon                Treasurer        6/1/99    Vice President, Secretary and      N/A                    N/A
c/o CRAFund Advisors, Inc.                                Treasurer, CRAFund Advisors,
17130 Arvida Parkway                                      Inc. since November 1998;
Suite One A                                               Vice President and Chief
Weston, FL 33326                                          Financial Officer, SunCoast
Age 32                                                    Capital Group, Ltd.
                                                          (broker-dealer) from  July
                                                          1996 until December 2000;
                                                          Controller, Costa Cruise
                                                          Lines,  May 1994 to July
                                                          1996; Associate - Audit,
                                                          Coopers & Lybrand, May
                                                          1992 to May 1994.

Michael P. Malloy              Secretary        6/1/99    Partner, Drinker Biddle &          N/A                    N/A
Drinker Biddle & Reath LLP                                Reath LLP (law firm) since
One Logan Square                                          1993.
18th and Cherry Sts.
Philadelphia, PA 19103
Age 43

--------------
1 Each Trustee may be contacted by writing to the Trustee, c/o CRAFund Advisors, Inc. (the "Advisor"), 17130 Arvida Parkway, Suite One A, Weston, Florida 33326. 2 Each Trustee holds office until he resigns, is removed or dies. The president, treasurer and secretary shall hold office for a one year term and until their respective successors are chosen and qualified, or until such officer dies or resigns.
3 The Fund Complex consists of the Trust. The Trust has one portfolio, the Fund. 4 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
5 Mr. Zwick is considered to be an "interested person" of the Trust as defined in the 1940 Act because of his affiliation with the Advisor.
6 Mr. Cohen is considered to be an "interested person" of the Trust as defined in the 1940 Act because of his affiliation with the Advisor.